                                 EXHIBIT 10.13



                                     LEASE

                              DATED APRIL 1, 1999

                                 BY AND BETWEEN

                          LAFAYETTE BUSINESS PARK, LLC
                                  as Landlord


                                      and


                             UNIVERSAL ACCESS, INC.
                                   as Tenant


                      AFFECTING PREMISES COMMONLY KNOWN AS


                             1900 Lafayette Street
                         Santa Clara, California 95050

                          SUMMARY OF BASIC LEASE TERMS


      SECTION
 (LEASE REFERENCE)                           TERMS
         A.
  (Introduction)         LEASE REFERENCE DATE: April 1, 1999

         B.              LANDLORD: LAFAYETTE BUSINESS PARK, LLC,
  (Introduction)                   a California limited liability company

         C.              TENANT: UNIVERSAL ACCESS, INC.,
  (Introduction)                 an Illinois corporation

         D.              PREMISES: That area consisting of 15,600 square feet
  (Section 1.15)         of rentable area the address of which is 1900 Lafayette
                         Street, Units 100-209, Santa Clara, California, within
                         the Building approximately as shown on EXHIBIT A.

         E.              PROJECT: The land and improvements shown on EXHIBIT A
  (Section 1.16)         consisting of Four buildings the aggregate rentable
                         area of which is 65,400 square feet.

        F.               BUILDING: The building in which the Premises are
  (Section 1.16)         located known as 1900 Lafayette Street containing
                         15,600 square feet of rentable area.

        G.               TENANT'S SHARE: 100.00% of Building Common Operating
  (Section 1.21)                                 Expenses,
                                          24.00% of Project Common Operating
                                                 Expenses

        H.
  (Section 4.4)          TENANT'S ALLOCATED PARKING STALLS: Thirty-five (35)
                         stalls.

        I.               SCHEDULED COMMENCEMENT DATE: April 1, 1999
  (Section 2.2)

        J.               LEASE TERM: Twelve (12) YEARS (plus the partial month
  (Section 1.13)         following the Commencement Date if such date is not the
                         first day of a month) with two (2), five (5) year
                         options to extend as set forth in EXHIBIT F.

        K.               INITIAL BASE MONTHLY RENT: $30,000.00
  (Section 3.1/          Thereafter, annual CPI increases as described in the
   Section 8.1)          Lease Rider.
                         INITIAL MONTHLY COE ESTIMATE: $625.00
                           INITIAL MONTHLY RENT AND COE: $30,625.00

        L.               PREPAID RENT: $30,625.00 to be applied to first month's
  (Section 3.3)          rent.

        M.               SECURITY DEPOSIT: See Lease Rider.
  (Section 3.6)

        N.               PERMITTED USE: Telecommunication business, including
  (Section 4.1)          general office use, the installation and maintenance of
                         its telecommunication systems and equipment and the
                         collocation of telephone systems belonging to Tenant's
                         customers.

        O.               TENANT'S LIABILITY INSURANCE MINIMUM: $1,000,000.00
  (Section 9.1)

        P.               LANDLORD'S ADDRESS: 1733 Dell Avenue
  (Section 1.2)                              Campbell, California 95008

        Q.               TENANT'S ADDRESS: 1900 Lafayette Street
  (Section 1.2)                            Santa Clara, California 95050

        R.               LEASE: This lease includes the Summary of Basic Lease
  (Section 1.12)         Terms, the Lease, and the following exhibits and
                         addenda: Lease Rider, Exhibit A (site plan of the
                         Project indicating location of the Premises), Exhibit B
                         (Landlord's Improvements), Exhibit C (Sign Criteria),
                         Exhibit D (Surrender Condition), Exhibit E (Unit 206,
                         208 Lease), and Exhibit F (Option to Extend).


     The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any form of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.


LANDLORD:                               TENANT:

LAFAYETTE BUSINESS PARK, LLC            UNIVERSAL ACCESS, INC.,
a California limited liability          an Illinois corporation
  company

By:  /s/ ROB MOORE                      By:  /s/ ROBERT J. POMMER
   ---------------------------------       ---------------------------------

Its:  Manager                           Its:  Chief Operating Officer
    --------------------------------        --------------------------------

Dated:  3/31/99                         Dated:  3/31/99
      ------------------------------          ------------------------------

                                     LEASE

                                   ARTICLE I
                                  DEFINITIONS

     1.1  ADDITIONAL RENT: The term "Additional Rent" is defined in Section 3.2.

     1.2 ADDRESS FOR NOTICES: The term "Address for Notices" shall mean the addresses set forth in Sections P and Q of the Summary; provided, however, that after the Commencement Date, Tenant's Address for Notices shall be the address of the Premises.

     1.3 AGENTS: The term "Agents" shall mean the following: (i) with respect to Landlord or Tenant, the agents, employees, contractors, and invitees of such party; and (ii) in addition with respect to Tenant, Tenant's subtenants and their respective agents, employees, contractors, and invitees.

     1.4 AGREED INTEREST RATE: The term "Agreed Interest Rate" shall mean the lesser of (i) ten percent (10%) or (ii) the maximum interest rate permitted by Law.

     1.5 BASE MONTHLY RENT: The term "Base Monthly Rent" shall mean the fixed monthly rent payable by Tenant pursuant to Paragraph 3.1 which is specified in Section K of the Summary.

     1.6 BUILDING: The term "Building" shall mean the building in which the Premises are located which Building is identified in Section F of the Summary, the rentable area of which is referred to herein as the "Building Rentable Area."

     1.7 COMMON AREA: The term "Common Area" shall mean all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

     1.8 COMMON OPERATING EXPENSES: The term "Common Operating Expenses" is defined in Paragraph 8.2.

     1.9 EFFECTIVE DATE: The term "Effective Date" shall mean the date the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

     1.10 LANDLORD'S INSURANCE: The term "Landlord's Insurance" is defined in Paragraph 9.2.

     1.11 LAW: The term "Law" shall mean any judicial decision, statute, resolution, regulation, rule, administrative court order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term.

     1.12 LEASE: The term "Lease" shall mean the Summary and all elements of this Lease identified in Section R of the Summary, all of which are attached hereto and incorporated herein by this reference.

     1.13 LEASE TERM: The term "Lease Term" shall mean the term of this Lease which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.

     1.14 LENDER: The term "Lender" shall mean any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

     1.15 PREMISES: The term "Premises" shall mean the rentable area within the Building described in Section D of the Summary located approximately as shown on Exhibit A.

     1.16 PROJECT: The term "Project" shall mean that real property and the improvements thereon which are specified in Section E of the Summary, the rentable area of which is referred to herein as the "Project Rentable Area."

     1.17 REAL PROPERTY TAXES: The term "Real Property Taxes" is defined in Paragraph 8.4.

     1.18 SECURITY INSTRUMENT: The term "Security Instrument" shall mean any underlying lease, mortgage or deed of trust which now or hereafter affects any portion of the Project.

     1.19 SUMMARY: The term "Summary" shall mean the Summary of Basic Lease Terms executed by Landlord and Tenant that is part of this Lease.

     1.20 TENANT'S ALTERATIONS: The term "Tenant's Alterations" shall mean all improvements, additions, alterations, and fixtures installed in the Premises by Tenant at its expense.

     1.21 TENANT'S SHARE: The term "Tenant's Share" shall mean the percentage obtained by dividing Tenant's rentable area by the Building Rentable Area, which as of the Effective Date is the percentage identified in Section O of the Summary.

                                   ARTICLE 2
                           DEMISE, CONSTRUCTION, AND
                                   ACCEPTANCE

     2.1 DEMISE OF PREMISES: Landlord hereby leases to Tenant, and Tenant leases from Landlord, the Premises for the Lease Term upon the terms and conditions hereof.

     2.2 COMMENCEMENT DATE: The Lease Term shall begin on the first to occur of the following, which shall be the "Commencement Date": (i) the date specified in Section J of the Summary (the "Scheduled Commencement Date") if Landlord is not required to construct improvements under Exhibit B; or (ii) the date Landlord offers to deliver possession of the Premises to Tenant following substantial completion of all improvements to be constructed by Landlord under Exhibit B, except for punchlist items which do not prevent Tenant from using the Premises; or (iii) the date Tenant enters into occupancy of the Premises.

      2.3 DELIVERY AND ACCEPTANCE OF POSSESSION: If Landlord is unable to deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date for any reason whatsoever, this Lease shall not be void or voidable, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom; provided that, the Lease Term shall not commence until Landlord delivers possession of the Premises to Tenant. At the time Landlord delivers possession of the Premises to Tenant, Tenant agrees to accept possession of the Premises in its then existing condition, "as-is", including all patent and latent defects, subject only to any defects in the Premises existing at the time Tenant takes possession and of which Tenant notifies Landlord in writing within one hundred eighty (180) days of the Commencement Date.


                                   ARTICLE 3

                                      RENT

      3.1 BASE MONTHLY RENT: Throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary (the "Base Monthly Rent").

      3.2 ADDITIONAL RENT: All charges due from Tenant under this Lease shall be deemed additional rent (the "Additional Rent").

      3.3 PAYMENT OF RENT: Concurrently with the execution of this Lease, Tenant shall pay to Landlord the amount set forth in Section L of the Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term to Landlord at the address set forth in Section P of the Summary or to such other address as Landlord may from time to time indicate. All rent shall be paid in lawful money of the United States, without any abatement (except as set forth herein) deduction or offset whatsoever, and without any prior demand therefor.

      3.4 LATE CHARGE AND INTEREST ON RENT IN DEFAULT: If any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant when due, then Tenant shall immediately pay to Landlord a late charge equal to the greater of
(i) ten percent (10%) of such delinquent rent or (ii) One Hundred Dollars ($100.00), as liquidated damages for Tenant's failure to make timely payment. If any rent remains delinquent for a period in excess of thirty (30) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid. This paragraph shall not be deemed to grant Tenant an extension of time within which to pay rent or prevent Landlord from exercising any other right or remedy.

      3.5 RETURNED CHECK FEE: A Twenty Five Dollar ($25.00) charge will be paid by Tenant as Additional Rent to Landlord for each check returned unpaid by the bank and Tenant shall replace the payment with a Cashier's Check or Certified Check. If Tenant has two (2) or more checks returned for insufficient funds at any time during its tenancy, Landlord, at its option, may request all payments, current and future, be made by Cashier's Check or Certified Check.

      3.6 SECURITY DEPOSIT: On the Effective Date, Tenant shall deposit with Landlord the amount set forth in Section M of the Summary as security for the performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply all or any portion of the Security Deposit to remedy any default by Tenant to the extent permitted by Law. If any part of the Security Deposit is so used, Tenant agrees to pay promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit.


                                   ARTICLE 4

                                USE OF PREMISES

      4.1 LIMITATION ON USE: Tenant shall use the Premises solely for the use specified in Section N of the Summary (the "Permitted Use"). Tenant shall not do anything in or about the Premises which will cause any damage or structural injury to the Building or Common Area or operate any equipment within the Premises which will overload, damage or impair electrical systems, HVAC, sprinkler systems, sanitary sewer systems or other mechanical equipment servicing the Building or the Project. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit or permit any waste or nuisance in or about the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind. No articles of any kind shall be stored upon or permitted to remain outside of the Premises.

      4.2 COMPLIANCE WITH LAW: Tenant shall comply with, and shall not use the Premises in any manner which violates any Laws now or hereafter affecting the Project. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering the Building or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease. Notwithstanding anything contained in this Lease to the contrary. Tenant shall not be required to make any structural repairs or alterations to the Premises which may be required by Law (whether presently existing or hereafter enacted), insurance regulations or otherwise, except to the extent as may be required by the acts or omissions of Tenant or its Agent or required as a result of Tenant's or its Agent's specific use of the Premises.

      4.3 SIGNS: Tenant shall not place on any portion of the Premises any signage or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, restrictive covenants and Landlord's sign criteria attached as Exhibit C, and shall be installed and maintained in good condition at the expense of Tenant throughout the Lease Term.

      4.4 PARKING: Tenant shall be entitled to the non-exclusive use of unreserved and unassigned parking spaces equal to the number of Tenant's Allocated Parking Stalls contained within the Project described in Section H of the Summary for its use and the use of Tenant's Agents, the location of which may be designated from time to time by Landlord. Tenant and Tenant's Agents shall park vehicles no larger than full size passenger automobiles or pick-up trucks at the Project and any oversized vehicles (i.e., larger than full size passenger automobiles or pick-up trucks) may be parked at the Project only on a temporary basis for pick-up and delivery purposes. Tenant shall not at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of its employees, invitees or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Common Area, nor shall Tenant, its employees, invitees, suppliers or others park or store any vehicle on any portion of the Common Area, including designated parking areas, unattended for any period longer than twenty-four (24) hours. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant's use or parked in unauthorized areas to be towed away at Tenant's cost.

     4.5 RULES AND REGULATIONS: Landlord may promulgate reasonable rules and regulations applicable to the occupants of the Project. Such rules and regulations shall be binding upon Tenant upon delivery of a copy to Tenant, and Tenant agrees to abide by such rules and regulations. Landlord shall enforce rules and regulations in a non-discriminatory manner.

                                   ARTICLE 5
                         TRADE FIXTURES AND ALTERATIONS

     5.1 TRADE FIXTURES: Throughout the Lease Term, Tenant may provide and install, and shall maintain in good condition, any trade fixtures required in the conduct of its business in the Premises. All trade fixtures shall remain Tenant's property.

     5.2 TENANT'S ALTERATIONS: Tenant shall not construct any Tenant's Alterations or otherwise alter the Premises without Landlord's prior written approval. At the expiration or sooner termination of the Lease Term, all Tenant's Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant's Alterations, Tenant shall so remove such Tenant's Alterations prior to the expiration or sooner termination of the Lease Term. All Tenant's Alterations shall be constructed by a licensed contractor in accordance with all Law, using new materials of good quality. Landlord agrees that if Tenant requests in writing prior to the installation of any Tenant Alterations that Landlord specify whether it will require the removal of such Tenant's Alterations upon termination or expiration of this Lease. Landlord shall so specify within ten
(10) days after Tenant's request. If Landlord fails to respond to such a request, Landlord shall be deemed to have required the removal of such Tenant's Alterations upon the termination or expiration of this Lease.

     5.3 ALTERATIONS REQUIRED BY LAW: Tenant shall make any alteration, addition or change of any sort to the Premises that is required by any Law because of (i) Tenant's particular use or change of use of the Premises, (ii) Tenant's application for any permit or governmental approval, or (iii) Tenant's construction or installation of any Tenant's Alterations or trade fixtures.

     5.4 MECHANIC'S LIENS: Tenant shall keep the Project free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant's Agents. If any claim of lien is recorded, Tenant shall bond against or discharge the same within 30 days after the same has been recorded against the Project.

     5.5 TAXES ON TENANT'S PROPERTY: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges imposed against Tenant or Tenant's estate in this Lease or the property of Tenant.

                                   ARTICLE 6
                             REPAIR AND MAINTENANCE

     6.1 TENANT'S OBLIGATION TO MAINTAIN: Except as set forth in Section 6.2 below, Tenant shall, at its sole cost and expense, clean and maintain in good order, condition, and repair and replace when necessary the Premises and every part thereof regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant, including but not limited to, floors, ceilings, windows, doors, skylights, interior walls, and the interior surfaces of the exterior walls, plumbing, all wall mounted HVAC equipment serving only the Premises, telecommunications equipment and intrabuilding network cabling, electrical and lighting facilities and equipment including circuit breakers, and exterior lighting attached to the Premises. All glass, both interior and exterior, is at the sole risk of Tenant and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality according to the current local code. In the event Tenant fails to perform Tenant's obligations under this Paragraph 6.1, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant, within ten (10) days after notice from Landlord, fails to commence to do the work and diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the Agreed Interest Rate from the date of such work until paid. Landlord shall have no liability to Tenant for any damages, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of One Thousand Dollars ($1,000.00), then Tenant shall first obtain Landlord's written approval of the same in accordance with Paragraph 5.2 hereof.

     6.2 LANDLORD'S OBLIGATION TO MAINTAIN: Landlord shall, at its sole cost and expense (subject to reimbursement as set forth in this Lease), repair, maintain and operate the Common Area and repair and maintain the exterior roof, all roof mounted HVAC equipment, the exterior and structural parts of the Building so that the same are kept in good order and repair and if there is building service equipment and/or utility facilities serving portions of the Common Area and/or both the Premises and other parts of the Building, Landlord shall maintain and operate (and replace when necessary) such equipment. Landlord shall not be responsible for repairs required for damage caused to any part of the Project by any act or omission of Tenant or Tenant's Agents and Tenant shall be solely responsible for such repairs.

     6.3 CONTROL OF COMMON AREA: Landlord shall at all times have exclusive control of the Common Area. Subject to Paragraph 15.1, Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to close any part of the Common Area for any reason, eliminate from or add to the Project any land or improvement, make changes to the Common Area, remove unauthorized persons from the Project, and/or change the name or address of the Building or Project. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project and Tenant assumes all responsibility for the protection of Tenant and Tenant's Agents from acts of third parties.

                                   ARTICLE 7
                          WASTE DISPOSAL AND UTILITIES

     7.1 WASTE DISPOSAL: Tenant shall cause all of its waste to be stored only in designated areas and regularly removed from the Premises at Tenant's sole cost; provided that, Landlord may elect to provide for waste disposal at the Premises and/or Project and the cost thereof shall be considered a Common Operating Expense. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions.

     7.2 HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:

          A. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's Agents in or about the Project shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any and all liabilities, losses, claims, damages, interest, penalties, fines, monetary sanctions, reasonable attorneys' fees, expenses' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, releases, or disposal of Hazardous Materials on or about the Project by Tenant or Tenant's Agents.

          B. If the presence of Hazardous Materials on or about the Project caused or permitted by Tenant or Tenant's Agents results in contamination of water or soil, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination as required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Project or any part thereof. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation and remediation to return the Project to its condition existing prior to the appearance of such Hazardous Materials.

          C. Tenant shall give written notice to Landlord as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (ii) any contamination of the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant may use such Hazardous Materials as are necessary to the operation of Tenant's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Premises and to which Landlord consents in writing. At any time during the Lease Term, Tenant shall, within five days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Project, the nature and quantity of such use, and the manner of storage and disposal. Landlord acknowledges that Tenant's use requires batteries which may contain Hazardous Materials and Landlord consents to Tenant's use of such batteries provided Tenant is in compliance with all other terms of this Article 7.

          D. Landlord may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in Paragraph 7.2A and or Paragraph 7.2B.

          E. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority the State of California or the United States Government. As used herein, the term "Hazardous Material Law" shall mean any Law which regulates the use, storage, release or disposal of any Hazardous Material.

          F. The obligations of Landlord and Tenant under this Paragraph 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 7.2. In the event of any inconsistency between any other part of this Lease and this Paragraph 7.2, the terms of this Paragraph 7.2 shall control.

          G. Landlord hereby represents and warrants to Tenant that, to the best of its knowledge, no Hazardous Materials exist in or about the Project in violation of Law. Landlord agrees to hold Tenant harmless from and against any costs, liabilities, losses, claims, or damages resulting from the presence or release of Hazardous Materials in or about the Project caused by Landlord, or its Agents. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have no obligation to indemnify, defend, or hold Landlord harmless for claims originating from the presence of Hazardous Materials which are not placed on or in the Premises or the Project by the Tenant or its Agents. Landlord and Tenant agree to comply with all relevant statues, ordinances and regulations involving Hazardous Materials.

     7.3 UTILITIES: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, meter, use and/or connection fees, book-up fees, or standby fees, and penalties for discontinued or interrupted service. Landlord may, at Landlord's option, require Tenant to place any utility service serving only the Premises in Tenant's name. If any utility service is not separately metered to the Premises, then Tenant shall pay its pro rata share of the cost of such utility service with all others served by the service not separately metered. However, if Landlord determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord at its election may (i) periodically charge Tenant, as Additional Rent, a sum equal to Landlord's reasonable estimate of the cost of Tenant's excess use of such utility service, or (ii) install a separate meter (as Tenant's expense) to measure the utility service supplied to the Premises.

                                   ARTICLE 8
                           COMMON OPERATING EXPENSES

     8.1 TENANT'S OBLIGATION TO REIMBURSE COMMON OPERATING EXPENSES: As Additional Rent, Tenant shall pay Tenant's Share (specified in Section G of the Summary) of all Common Operating Expenses; provided, however, that if the Project contains more than one building, then Tenant shall pay Tenant's Share of all Common Operating Expenses fairly allocable to the Building, and provided further, that Tenant shall pay all Common Operating Expenses fairly allocable to the Premises. Tenant shall pay such share of the actual Common Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within thirty (30) days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant's Share of Common Operating Expenses in advance in estimated monthly or, at Landlord's option, quarterly installments, in accordance with the following: (i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating Expenses it anticipates will be paid or incurred for the Landlord's fiscal year in question, (ii) during such Landlord's fiscal year, Tenant shall pay Tenant's Share of the estimated Common Operating Expenses in advance in equal monthly installments due with each installment of Base Monthly Rent, and (iii) within ninety (90) days after the end of such Landlord's fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Common Operating Expenses paid or incurred by Landlord in accordance with this paragraph during the just ended Landlord's fiscal year, and thereupon there shall be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord, as the case may require, within 30 days after delivery by Landlord to Tenant of such statement, so that Landlord shall receive the entire amount of Tenant's Share of all Common Operating Expenses for such Landlord's fiscal year and no more. Tenant shall have the right, at its expense, exercisable upon reasonable written notice to Landlord, to audit Landlord's books and records for Common Operating
Expenses provided such audit is conducted during normal business hours and within twelve (12) months following the Lease year subject to audit. Landlord shall pay the reasonable cost of such audit if it is determined that Tenant has been overcharged for Common Operating Expenses by more than five percent (5%) and shall promptly refund the amount of such overpayment to Tenant.

     8.2 COMMON OPERATING EXPENSES DEFINED: The term "Common Operating Expenses" shall mean all costs and expenses incurred by Landlord with respect to the operation, protection, improvement, maintenance, repair and replacement of the Project, including, without limitation, the following: (i) the operation, repair, maintenance and replacement of the roof (excluding replacement of the roof structure and/or membrane), the exterior surfaces and interior improvements of all buildings located on the Project, the roof mounted HVAC equipment, utility facilities and other building service equipment, and the Common Areas; (ii) reserves set aside for Common Operating Expenses or for maintenance, repair and/or replacement of the Common Area; (iii) the amounts of any "deductible" and "coinsurance" paid by Landlord with respect to damage caused by an "Insured Peril" (as hereinafter defined) or amounts incurred in connection with an "Uninsured Peril" (a hereinafter defined) up to a maximum amount in any twelve (12) month period equal to two percent (2%) of the replacement cost of the buildings or other improvements damaged; and (v) reasonable management fees. Specifically excluded from Operating Expenses (to the extent provided below) shall be the following:

     (1) Costs of initial improvements to any tenant's premises, or any architectural, engineering or legal fees, relocation expenses or any permit or similar fees or charges associated with such improvements;

     (2) Principal or interest payments on loans, including loans secured by mortgages or trust deeds on the Project and ground lease payments, if any;

     (3) Costs of capital improvements, except that Operating Expenses shall include the cost during the Term, as reasonably amortized by Landlord pursuant to sound management and accounting principles consistently applied, with interest on the unamortized amount at ten percent (10%) per annum of any capital improvements which are intended to reduce any component cost included within Operating Expenses (and which, at such time, prudent owners of office buildings in Santa Clara, California would reasonably determine to be necessary);

     (4) Depreciation or amortization of any improvements, except as specifically set forth in this Lease;

     (5) Costs of repairs, alterations or replacements caused by casualty losses for which Landlord is compensated through proceeds of insurance or for which Landlord would have been compensated had Landlord maintained the insurance required by this Lease;

     (6) Costs of repairs, alterations or replacements caused by the exercise of the rights of eminent domain;

     (7) Costs and expenses incurred in connection with leasing space in the Project, such as legal fees for the preparation of leases, tenant allowances, space planner fees, real estate brokers' leasing commissions and advertising and promotional expenses, expenses of any leasing office incurred with regard to leasing the Project or portions thereof;

     (8) Court costs and legal fees incurred with regard to enforcing the obligations of tenants under other leases;

     (9) Leasing commissions, attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, occupants or prospective tenants or occupants of the Project;

     (10) Costs incurred due to violation by Landlord of any lease for space in the Project or any indemnity payments made by Landlord pursuant to any such lease because of a violation by Landlord under such lease;

     (11) Any payments made to subsidiaries of Landlord or entities under common control with Landlord except if such payments are for services or goods on, to or for the Building, and only to the extent that the cost of such services and goods are at market rates being paid for such services or goods by owners of other office buildings in Santa Clara, California from time to time;

     (12) Any expense for which Landlord is compensated by proceeds of insurance;

     (13) Any expense for services or items for which any tenant of the Building (including Tenant) directly reimburses Landlord (other than as a component of Operating Expenses);

     (14) Accounting fees (including those for the preparation of Landlord's income taxes), except reasonable accounting fees incurred in connection with the operation and management of the Project;

     (15) Any lender's fees;

     (16) Variable expenses that are not being furnished to Tenant, including, without limitation, janitorial services and Buildings HVAC system;

     (17) Costs of asbestos abatement and/or removal and/or any other measures needed to comply with environmental requirements or to investigate or remediate environmental contamination from Hazardous Materials except a set forth in
Article 7;

     (18) Any costs, fines or penalties incurred due to violations by Landlord of any governmental rule or authority;

     (19) Management fees in excess of four percent (4%) of gross rents;

     (20) Wages, salaries and other compensation paid to clerks or attendants in newsstands or other commercial concessions, if any, operated by Landlord and any expense or costs for wages, salaries or other benefits or compensation paid to any person above the level of building manager;

     (21) Costs relating to relocating existing tenants in the Project;

     (22) Expenses arising as a result of Landlord's gross negligence or willful misconduct or the negligence or willful misconduct of Landlord's agents or employees;

     (23) Real Property Taxes (reimbursement of Real Property Taxes is dealt with exclusively in Article 8.4); and

     (24) Repairs necessary to bring the Project or any part thereof into compliance with Laws in effect as of the Commencement Date.

     8.3  TENANTS OBLIGATION TO REIMBURSE REAL PROPERTY TAXES AND LANDLORD'S
INSURANCE: As Additional Rent, Tenant shall pay Tenant's Share (specified in Section G of the Summary) of the amount (if any) by which Real Property Taxes and/or Landlord's Insurance costs paid or incurred in any Landlord's fiscal year during the Lease Term exceed the Real

Property Taxes and/or Landlord's Insurance costs, respectively, paid or incurred during the fiscal year in which the Commencement Date occurs (which excess is referred to herein as the "Excess Expenses") for any annual period or portion thereof. If the Project contains more than one building, then Tenant shall pay Tenant's share of the Excess Expenses for the Landlord's fiscal year in question based upon the Real Property Taxes under Landlord's Insurance costs fairly allocable to the Building. Tenant shall pay such share of the Excess Expenses on the same payment terms as are contained in 98.1 hereof regarding payment of Common Operating Expenses.

     8.4 REAL PROPERTY TAXES DEFINED. The term "Real Property Taxes" shall mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen, now or hereafter by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied against, or with respect to the value, occupancy or use of, all or any portion of the Project or the rents derived therefrom (except federal and state net income taxes). Notwithstanding anything contained in the Lease to the contrary, during the first five (5) years of the Lease Term only (after such time this exclusion shall no longer apply) there shall be excluded from the tax bill for the purposes of computing Real Property Taxes, any increase in real estate taxes caused by a "change in ownership" as defined in the law under which reassessment or tax increase results from a transfer of all or a portion of Landlord's interest in the Project. Real Property Taxes shall also not include interest and penalties for the payment. If assessment or other special taxes that are payable in installments are levied against all or any portion of the Project, Landlord shall pay such assessments or taxes in installments over the maximum period of time permitted by law, and all interest payments thereon shall be considered part of the assessment for purposes of this provision. Landlord represents that the Project is assessed as a single tax parcel for Real Property Tax purposes separate and apart from any other land.


                                   ARTICLE 9
                                   INSURANCE

     9.1 TENANT'S INSURANCE. Tenant shall maintain insurance complying with all of the following:

          A. Tenant shall procure, pay for and keep in full force and effect:
(i) commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from on occurrence in or about the Premises with combined single limit coverage of not less than the amount specified in Section O of the Summary, which insurance shall contain a "contractual liability" enforcement insuring performance of Tenant's obligation to indemnify Landlord contained in Section 10.3; (ii) fire and property damage insurance in so-called "all risk" from insuring Tenant's Alterations for their full actual replacement costs; and (iii) such other insurance and amounts of insurance as are either (1) reasonably required by any Lender, or (2) reasonably required by Landlord required by Landlord and customarily carried by tenants of similar property in similar businesses.

          B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this paragraph 9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary and not secondary or contributing; (iii) shall be in a form and carried with companies reasonably acceptable to Landlord; (iv) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty (30) days prior written notice to Landlord; (v) shall not have a "deductible" in excess of such amounts as are approved by Landlord; and (vi) shall contain a cross liability endorsement and a "severability" clause.

          C. A copy of each paid-up evidencing the insurance required to be carried by Tenant pursuant to this paragraph 9.1 (appropriately authenticated by the insurer) shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than five (5) days prior to the expiration of the term of such coverage.

          D. Tenant shall have the right to maintain the required liability insurance in the form of a blanket policy covering other business locations of Tenant in addition to the Premises; provided, however, that Tenant shall provide Landlord with a certificate of insurance specifically naming the location of the Premises and naming Landlord as required in this Section, the limits of which coverage applicable to the Premises are to be in the amounts set forth in this Section.

     9.2 LANDLORD'S INSURANCE: Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) from physical damage to the Project with coverage of not less than the full replacement cost thereof, and if Landlord elects, a commercial general liability policy ("Landlord's Insurance"). Such insurance may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure (including earthquake and/or flood), and to provide such additional coverage as Landlord reasonably requires, and shall contain reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to such amount as is then available at commercially reasonable rates. Landlord shall not be required to cause such insurance to cover any of Tenant's Alterations or trade fixtures.

     9.3 RELEASE AND WAIVER OF SUBROGATION: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage, subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraph 9.1A; and (ii) Tenant shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in questions permits such partial release in connection with obtaining a waiver of subrogation from the insurer. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees.

                                   ARTICLE 10
                       LIMITATION ON LANDLORD'S LIABILITY
                                 AND INDEMNITY

     10.1 LIMITATION ON LANDLORD'S LIABILITY: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent, for any injury to Tenant or Tenant's Agents, damage to the property of Tenant or Tenant's Agents, or loss to Tenant's business resulting from any cause whatsoever unless same is proximately caused by Landlord's willful misconduct or gross negligence of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure.

     10.2 LIMITATION ON TENANT'S RECOURSE: Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord or to the assets of any officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of Landlord for the satisfaction of such obligations.

     10.3 INDEMNIFICATION OF LANDLORD: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord, from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising from or relating to (i) any cause or causes whatsoever (other than the willful misconduct or gross negligence of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term, (ii) the negligence or willful misconduct of Tenant or Tenant's Agent, wherever the same may occur, or (iii) an Event of Tenant's Default. The provisions of this p10.3 shall survive the expiration or sooner termination of this Lease. Notwithstanding anything herein to the contrary, Landlord shall not be indemnified from any liability for damage or injury to persons or property caused by or resulting from the gross negligence or wanton misconduct of Landlord or its Agents.

                                   ARTICLE 11

                              DAMAGES TO PREMISES

     11.1 LANDLORD'S DUTY TO RESTORE: If the Premises are damaged by any peril, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to p11.2. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to p9.2 shall be paid to and become the property of Landlord. Landlord's obligation to restore shall be limited to the Premises and Interior Improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, trade fixtures and/or personal property. Tenant shall forthwith replace or fully repair all Tenant's Alterations and trade fixtures existing at the time of the damage.

     11.2 LANDLORD'S RIGHT TO TERMINATE: Landlord shall have the right to terminate this Lease in the event any of the following occurs: (i) either the Project or the Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds thirty three (33%) of the then actual replacement cost thereof; (ii) either the Project or the Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds two percent (2%) of the then actual replacement cost thereof; or (iii) the Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term. As used herein, "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Project under then-existing building codes to the condition existing immediately prior to the damage; and "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds two percent (2%) of the replacement cost of the Improvements Insured, such peril shall be deemed an "Uninsured Peril."

     11.3 ABATEMENT OF RENT: In the event of damage to the Premises which does not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall be entitled to any compensation or damage from Landlord for loss of Tenant's business or property caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

     11.4 TENANT'S RIGHT TO TERMINATE: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to this Article, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be complete. Tenant shall have the opinion to terminate this Lease in the event any of the following occurs, which option may be exercised in the case of A or B below only by delivery to Landlord of a written notice of election to terminate within ten (10) business days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

          A. If the time estimated to substantially complete the restoration exceeds nine months from and after the date of such damage; or

          B. If the damage occurred within nine months of the last day of the Term and the time estimated to substantially complete the restoration exceeds ninety days from and after the date such restoration is commenced; or

          C. Landlord does not complete the restoration within nine months from the date of the damage.

                                   ARTICLE 12

                                  CONDEMNATION

     12.1 LANDLORD'S TERMINATION RIGHT: Landlord shall have the right to terminate this Lease if, as a result of a condemnation, more than 40% of the Premises or 20% of the Project is so taken; provided that if Landlord elects to terminate due to 20% of the Project being taken, Landlord terminates the Leases of substantially all other Tenants at the Project.

     12.2 TENANT'S TERMINATION RIGHT: Tenant shall have the right to terminate this Lease if, as a result of any condemnation, ten percent (10%) or more of the Premises is taken and the remaining part of the Premises cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant's business.

     12.3 ABATEMENT OF RENT: If any part of the Premises is taken by condemnation and this Lease is not terminated, Base Monthly Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any recommendation) bears to the original floor area of the Premises.

     12.4 DIVISION OF CONDEMNATION AWARD: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award.

                                   ARTICLE 13

                              DEFAULT AND REMEDIES

     13.1 EVENTS OF TENANT'S DEFAULT: Tenant shall be in default of its obligations under this Lease if any of the following event occurs (an "Event of Tenant's Default").

          A. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 3 days after delivery of written notice from Landlord specifying such failure to pay; or

                B. Tenant shall have failed to perform any term, covenant, or condition of this Lease other than those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said thirty (30) day period, or if such breach could not reasonably be cured within said thirty
(30) day period, Tenant shall have failed to commence such cure within said thirty (30) day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed; or

                C. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

                D. (i) The making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 USC [PARAGRAPH]101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within ninety
(90) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty
(60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this [PARAGRAPH]13.1D is contrary to any applicable Law, such provision shall be of no force or effect; or

                E. Tenant shall have failed to deliver documents required of it pursuant to [PARAGRAPH]15.4 or [PARAGRAPH]15.6 within the time periods specified therein.

        13.2 LANDLORD'S REMEDIES: If an Event of Tenant's Default occurs, Landlord shall have the following rights and remedies in addition to all other rights and remedies provided by Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                A. This Lease shall not terminate unless Landlord gives Tenant written notice of its election to terminate and no act by or on behalf of Landlord intended to mitigate the adverse effect of such breach shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all of its rights and remedies under this Lease or available at law or in equity, including (i) the right to perform Tenant's obligations and be reimbursed by Tenant for the cost thereof together with interest at the Agreed Interest Rate from the date any sum is paid by Landlord until Landlord is reimbursed by Tenant, and (ii) the remedy described in California Civil Code Section 1951.4 (Landlord may continue Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations).

                B. Landlord may terminate this lease, in which event Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2. For purposes of computing damages pursuant to California Civil Code Section 1951.2: (i) an interest rate equal to the Agreed Interest Rate shall be used where permitted; and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include: (i) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and (ii) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

                C. The remedies set forth herein are not intended to be exclusive and shall be in addition to the rights and remedies granted to Landlord by Law or in equity. Nothing in this [PARAGRAPH]13.2 shall limit Landlord's right to indemnification from Tenant as provided in [PARAGRAPH]7.2 and [PARAGRAPH]10.3. Any notice given by Landlord in order to satisfy the requirements of [PARAGRAPH]13.1A or [PARAGRAPH]13.1B above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

        13.3 WAIVER: Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any provision hereof shall not be deemed a waiver of or consent to any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to Landlord upon any breach by Tenant shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

        13.4 WAIVER BY TENANT OF CERTAIN REMEDIES: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.


                                   ARTICLE 14
                           ASSIGNMENT AND SUBLETTING

        14.1 TRANSFER BY TENANT: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this [PARAGRAPH]14.1 as "Tenant"):

                A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant or assign its interest in this Lease; (ii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iii) amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. The dissolution, merger, or other reorganization of Tenant or the sale, transfer, withdrawal, or substitution of twenty five percent (25%) or more of the ownership interest in Tenant shall be deemed a Transfer. Any attempted Transfer without Landlord's consent shall constitute an Event of Default and shall be voidable at Landlord's option. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. Tenant shall reimburse Landlord for all reasonable costs and attorneys' fees in connection with the processing and/or documentation of a requested Transfer, whether or not Landlord's consent is given. In the event Landlord consents to any proposed Transfer, Tenant agrees to pay to Landlord, as Additional Rent, fifty percent (50%) of any and all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (less any brokerage commissions, attorneys' fees and advertising expenses incurred by Tenant in connection with the Transfer).

                B. At least thirty (30) days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the name and legal composition of the proposed transferee, a current financial statement and financial statements of the transferee covering the preceding three years if the same exist all of which statements prepared in accordance with generally accepted accounting principles, the nature of the proposed transferee's business to be carried on in the Premises, and the form of Transfer agreement to be used. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord, and Tenant shall immediately notify Landlord of any material modification to the proposed terms of such Transfer.

                C. In the event that Tenant seeks to make any Transfer, Landlord shall have the right to terminate this Lease or, in the case of a sublease of less than all of the Premises, terminate this Lease as to that part of the Premises proposed to be so sublet. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant's Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination.

                D. Notwithstanding anything contained herein to the contrary, none of the following, or any changes, assignments or transfers resulting from the following, shall be deemed a "Transfer" or require Landlord's prior written consent, the payment by Tenant of any fees or charges of any kind, or give rise to any right of Landlord to cancel or recapture all or any part of the Premises; provided, however, Tenant shall provide at least twenty (20) days prior written notice of each transfer below (except subparagraph v) and shall provide Landlord with all information regarding such transfer as is reasonably requested by
Landlord:

                   (i) a transfer by Tenant of its interest in this Lease to a person or entity controlling, controlled by or under common control with Tenant;

                   (ii) a transfer of or change in the ownership interest of Tenant as long as the new ownership interest continues to operate the business of the Tenant in the same manner; provided such new ownership interest has an equal to or greater net worth than existing ownership at the time of transfer;

                   (iii) a transaction in which Tenant becomes an entity whose shares of stock or other ownership interests are, directly or indirectly, sold on a national stock exchange or an inter-dealer quotation system; and in the event the foregoing transaction has occurred, any subsequent sale of ownership interests or issuance of new ownership interest, directly or indirectly, in Tenant;

                   (iv) the merger, consolidation or amalgamation of Tenant with a third party or the sale of all, or substantially all, of the assets used by Tenant in the conduct of its business at the Premises; provided such new ownership interest has an equal to or greater net worth than existing ownership at the time of Transfer; and

                   (v) any license or co-location agreement of portions of the Premises to persons or entities which inter-connect with Tenant's equipment in the Premises.

                E. Landlord acknowledges that Tenant's Permitted Use requires the installation in the Premises of certain telecommunications equipment owned by customers, licensees and co-locators of Tenant ("Tenant Customers") in order for such Tenant Customers to Interconnect with Tenant's equipment or to permit Tenant to manage or operate such Tenant Customers' equipment. Notwithstanding anything to the contrary provided herein, Landlord approves such use of portions of the Premises by Tenant Customers for such purposes without Landlord's further consent. All use or occupancy of the Premises by said Tenant Customers shall comply with the terms of the Lease and any and all applicable governmental laws, rules, or regulations, and shall be in the form of a license agreement which shall terminate upon any termination of the Lease.

        14.2 TRANSFER BY LANDLORD: Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Project at any time. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) shall automatically be relieved, from the date of such transfer and without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer.

                                   ARTICLE 15
                               GENERAL PROVISIONS

        15.1 LANDLORD'S RIGHT TO ENTER: Landlord and its agents may enter the Premises at any reasonable time after giving at least twenty four (24) hours' prior notice to Tenant (and immediately in the case of emergency) for any reasonable purpose including, without limitation, showing the Premises to prospective purchasers, mortgagees or tenants and posting upon the Premises ordinary "for lease" signs or "for sale" signs. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this Paragraph 15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from the Premises. No entry or repairs by Landlord or rights reserved to Landlord to alter, modify or otherwise improve all or any part of the Project shall be deemed or construed to be a disturbance of Tenant's quiet or peaceful possession of the Premises so long as the aforesaid work or actions do not disturb or disrupt Tenant's business operations. Tenant shall have the right to install its own security in the Building provided that Tenant provides Landlord with the information necessary to allow Landlord (and emergency personnel) access to the Building in the event of an emergency.

        15.2 SURRENDER OF THE PREMISES: Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, broom clean, ordinary wear and tear, fire, other casualty and condemnations excepted. Tenant, at its sole cost and expense, agrees to repair any damage to the Premises caused by Tenant or caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, or furniture, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded on such delay. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises.

        15.3 HOLDING OVER: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to one hundred and fifty percent (150%) of the Base Monthly Rent payable during the last full calendar month of the Lease Term.

     15.4 SUBORDINATION: This Lease is subject and subordinate to all Security Instruments now or hereafter encumbering the Premises. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument. Tenant shall upon request execute any document or instrument reasonably required by any Lender to make this Lease either superior or subordinate to a Security Instrument, which may include such other matters as the Lender reasonably requires in connection with such agreements; provided, such Lender agrees to recognize Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Premises so long as there is no Event of Tenant's Default. Landlord, if requested by Tenant, shall use reasonable efforts to obtain a recognition and non-disturbance agreement from any existing Lender. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute an Event of Tenant's Default.

     15.5 ATTORNMENT: Tenant shall attorn to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

     15.6 ESTOPPEL CERTIFICATES: At all times during the Lease Term, Tenant agrees to execute and deliver to Landlord within 10 business days following delivery of Landlord's request an estoppel certificate certifying such factual information about the Lease and such financial information of Tenant as may be reasonably required by Landlord.

     15.7 NOTICES: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile telecopy, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notice, (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received at the party's Address for Notices. Either party may change its address by giving notice of the same in accordance with this Paragraph 15.7.

     15.8 ATTORNEYS' FEES: If either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court.

     15.9 CORPORATE AUTHORITY: If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such corporation or partnership and that this Lease is binding upon such corporation or partnership in accordance with its terms.

     15.10 MISCELLANEOUS: Time is of the essence of this Lease. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. Landlord and Tenant agree that (i) the rentable area of the Premises is measured from the exterior faces of exterior walls to the centerline or interior partitions and includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, and (ii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties for all purposes hereunder, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease. Any prevention, delay or stoppage due to inclement weather, inability to obtain labor or materials, governmental restrictions, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

     15.11 ENTIRE AGREEMENT: This lease constitutes the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. This Lease supersedes and cancels any and all previous negotiations, arrangements, brochures and understandings, if any, between Landlord and Tenant. No modification to this Lease shall be effective unless in writing signed by the parties. This Lease shall not be legally binding until fully executed by Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease to be effective as of the Effective Date.

LANDLORD:                               TENANT:

LAFAYETTE BUSINESS PARK, LLC            UNIVERSAL ACCESS, INC.
a California limited liability company  an Illinois corporation

By:  /s/ ROB MOORE                      By:  /s/ ROBERT J. POMMER
----------------------------------      ----------------------------------

Its: Manager                            Its: Chief Operating Officer
----------------------------------      ----------------------------------


Date: 3/31/99                           Date: 3/31/99
----------------------------------      ----------------------------------

                                  EXHIBIT "A"

                                   SITE PLAN

                            LAFAYETTE BUSINESS PARK

                       1900 LAFAYETTE      15,600 SQ. FT.
                       1902 LAFAYETTE      16,560 SQ. FT.
                       1920 LAFAYETTE      19,200 SQ. FT.
                       1940 LAFAYETTE      14,040 SQ. FT.

                       PROJECT TOTAL       65,400 SQ. FT.


                                   [GRAPHIC]

                                   EXHIBIT D
                            LANDLORD'S IMPROVEMENTS

Tenant to accept the Premises in its "as-is" condition.

                                   EXHIBIT C
                                 SIGN CRITERIA

All signage at the Premises shall be at Tenant's cost and subject to Landlord's prior approval and shall be consistent with the existing signage at the Project.

                                   EXHIBIT D
                              SURRENDER CONDITION


                                  [FLOORPLAN]

                                  LEASE RIDER

1. BASE MONTHLY RENT INCREASES. Base Monthly Rent shall be subject to increases as follows:

     A. Base Monthly Rent shall be subject to adjustment on the anniversary of each Lease Year ("the Adjustment Date") as follows: the base for computing the adjustment is the Consumer Price Index for All Urban Consumers (base year 1982-84-100) for San Francisco-Oakland-San Jose All Items published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is most recently published prior to the Commencement Date ("Beginning Index"). If the Index most recently published prior to the Adjustment Date ("Extension Index") has increased over the Beginning Index, the Base Monthly Rent for the following year shall be set by multiplying the Initial Base Monthly Rent by a fraction, the numerator of which is the Extension Index, and the denominator of which is the Beginning Index. In no case shall the Base Monthly Rent Increase less than three percent (3%) or more than eight percent (8%) on each Adjustment Date. The term "Lease Year" shall mean the twelve month period beginning with the first day of the month in which the Commencement Date occurs and each successive twelve month period thereafter during the Lease Term.

     B. If the Index is changed so that the base year differs from that used for the Beginning Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised. Rent adjustments made hereunder shall be final and binding on Landlord and Tenant.

2. SURRENDER CONDITION. At the expiration or earlier termination of the Lease, Landlord shall have the option of requiring Tenant to return the Premises to its original configuration and improvements, substantially as the Premises existed prior to Tenant's occupancy. If Landlord requests, Tenants obligations shall include, without limitation, the following:

     i)   Floor plan shall be as shown on Exhibit D;

     ii) All areas of the Premises to be served by roof mounted HVAC as existed prior to Tenant's occupancy;

     iii) All offices to have standard electrical outlets and lighting serviced only to that space from the house panel as existed prior to Tenant's occupancy; and

     iv) All areas to be carpeted with standard office grade carpeting as existed prior to Tenant's occupancy. Exhibit D shows in more detail what exists at the Premises as of the Commencement Date.

3. SECURITY DEPOSIT. Tenant shall provide Landlord with a Security Deposit equal to the sum of $100,000.00 and the Return Cost. As used herein, the term "Return Cost" shall mean the cost of restoring the Premises as a result of Tenant's Alterations in excess of $50,000.00. The Return Cost shall be established by an estimate provided by a contractor selected by Landlord and reasonably approved by Tenant. If at anytime the Return Cost increases for any reason, including without limitation, Tenants future improvements in the Premises the Security Deposit shall be increased. Tenant may provide the Security Deposit by posting a letter of credit in the amount of the Security Deposit in favor of Landlord. Such letter of credit shall be in a form reasonably acceptable to Landlord and shall include, without limitation, the following: i) payable on demand by Landlord; ii) not terminable without at least 30 days prior written notice to Landlord, and iii) Landlord may demand payment of the letter of credit if it is not renewed at least 30 days prior to expiration.

4. UNITS 206, 208. Attached hereto as Exhibit E is the existing lease for Units 206 and 208 which are part of the Premises ("206, 208 Lease"). Tenant acknowledges that the 206, 208 Lease is currently in effect and Tenant accepts the Premises subject to such Lease. Tenant shall allow the tenant under the 206, 208 Lease to continue to utilize its premises as set forth in the 206, 208 Lease. Landlord shall use reasonable efforts to obtain possession of the Premises affected by the 206, 208 Lease as quickly as possible. Landlord agrees not to extent or renew the 206, 208 Lease beyond its present expiration date. Tenant's Base Monthly Rent and Common Operating Expenses and Real Property
Taxes shall abate as to the portion of the Premises affected by the 206, 208 Lease until such time as Landlord delivers that portion of the Premises affected by the 206, 208 Lease to Tenant.

5. CROSS-DEFAULT. A default by Tenant under any lease at Lafayette Business Park between Landlord and Tenant shall be considered a default under this Lease and Landlord shall have all rights and remedies provided in the Lease for Tenant's default.

6.   ROOF RIGHTS, CONDUIT. Landlord maintain ownership of the following at the
Project: i) the roof and ability to lease space on the roof of the Premises and
ii) all conduit located outside the Premises. Notwithstanding the above, Tenant shall have the right to utilize existing conduit at the Project to bring fiberoptic cable to the Premises without change for the Lease Term, including any extension or renewal thereof. Tenant shall have the right at its sole cost and expense, to install and maintain to and from the Premises through horizontal and vertical shafts, chases, floors and other areas within the Building. Tenant's cabling, conduits and other connecting equipment (collectively "Connecting Equipment"), to the extent such Connecting Equipment does not unreasonably interfere with the operation of the Building. Landlord agrees to provide Tenant with reasonable advance written notice prior to any construction occurring in space immediately adjacent to the Premises. Landlord shall have the right to review and approve the location of all said Connecting Equipment, which approval will not be unreasonably withheld, conditioned or delayed.
Tenant shall be entitled to such access without charge for the term of this Lease including any extensions and renewals thereof. In addition, Landlord shall permit Tenant to receive such telephone and other data communications services direct from any telecommunications service provider serving the area at Tenant's cost and shall permit Tenant access to the Building telephone riser cable and all other telephone or communications cables or wiring, junction boxes, wire conduits and associated facilities and equipment serving the Premises, to the point of connection to Tenant's communication equipment and all telephone and communications closets in the Building without charge for the term of this Lease, including any extensions and renewals thereof.

7. FUTURE DEVELOPMENT. Tenant acknowledges that Landlord may convert all or a portion of the Project to telecommunications use. Landlord shall have the right to connect into and through the Premises to accommodate future development so long as such actions do not disturb or disrupt Tenant's business operations. Landlord and Tenant shall act reasonable and in good faith to allow Landlord, if they so elect, to develop the Project for telecommunications use.

8. CASH CONSIDERATION. As Additional Rent (in addition to all other amounts due under the Lease), Tenant shall pay Landlord $400,000.00 in eight (8) equal payments of $50,000.00 payable in the same manner as Base Monthly Rent commencing April 1, 1999 and monthly thereafter until all eight (8) payments are made.

9. EQUIPMENT. Landlord shall transfer title and ownership of the following equipment ("Tenant's Equipment") to Tenant on the Commencement Date:

i)    15 ton Liebert AC unit Located in Room 106;

ii)   15 ton Liebert AC unit Located in Room 107;

iii)  5 ton Liebert AC unit Located in Room 103;

iv)   5 ton Liebert AC unit Located in Room 105;

v)    Liebert 225k VA UPS located in Room 105;

vi)   Two Liebert UPS Battery Backups located in Room 105;

vii)  250k VA backup generator located behind the Premises;

viii) NOC Console and all equipment and software currently in place located in Room 202; and

ix)   all currently existing cabling infrastructure and cross connect panels.


All other fixtures and equipment in the premises as of the Commencement Date shall remain the property of Landlord. Notwithstanding the above, the following shall apply to Tenant's Equipment: (i) if the Lease is terminated due to an Event of Tenant's Default, Landlord may purchase Tenant's Equipment for the lesser of fair market value or $100,000; (ii) at the expiration of the Lease Term, Landlord may purchase Tenant's Equipment for $1; (iii) Landlord shall have first priority lien rights in Tenant's Equipment; and (iv) Tenant shall not remove Tenant's Equipment from the Premises without Landlord's consent which Landlord may withhold in its sole discretion.

10. CONSENT APPROVAL. Wherever the consent or approval of Landlord is required under the Lease, Landlord agrees not to unreasonably withhold, delay or condition such approval.

11. QUIET ENJOYMENT. Upon payment by Tenant of the rent for the Premises and the performance of all the covenants, conditions and provisions on Tenant's part to be performed under this Lease. Tenant shall have and enjoy quiet possession of the Premises and all other rights granted to Tenant under the Lease for the entire Lease Term (including any extensions or renewals) subject to all of the provisions of this Lease.

                                   EXHIBIT E
                                 206, 208 LEASE

                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("Amendment") is entered into as of August 21, 1997, between Lafayette Business Park, LLC ("Lessor") and Net Images, Inc. a California corporation ("Lessee") to amend that certain Lease ("Lease") between Lessor and Lessee dated February 24, 1999, for premises commonly known as 1900 Lafayette Street, Suite 208, Santa Clara, California.

WHEREAS, the parties hereto desire to amend the Lease to, among other things, add Suite 206 to the Premises, extend the Term of the Lease, and increase the Base Rent, all commencing as of November 15, 1997.

NOW THEREFORE, the parties hereto agree to amend the Lease as follows:

1. PREMISES: Effective as of November 15, 1997, Paragraph 1.2 of the Lease shall be deleted and replaced with the following:

     "1.2 Premises: Suite Numbers 206 and 208 consisting of approximately 1,222 rentable square feet, more or less, as defined in Paragraph 2 and as shown on Exhibit "A" hereto (the "Premises")."

2. TERM: Effective as of November 15, 1997, Paragraph 1.5 of the Lease shall be deleted and replaced with the following:

     "1.5 Term: 36.5 months commencing November 15, 1997 ("Commencement Date") and ending November 30, 2000, as defined in paragraph 3."

3. BASE RENT: Effective as of November 15, 1997, Paragraph 1.6 of the Lease shall be deleted and replaced with the following:

     "1.6 BASE RENT: $1,960.00 per month, payable on the first day of each month, per Paragraph 4.1, increasing to $2,060.00 per month on December 1, 1998 through November 30, 1999; and $2,160.00 per month on December 1, 1999 through November 30, 2000."

4. SECURITY DEPOSIT: Effective as of November 15, 1997, the Security Deposit in Paragraph 1.9 shall be changed to $2,160.00.

5. LESSEE'S SHARE: Effective as of November 15, 1997, Lessee's Share of Operating Expense Increase in Paragraph 1.10 shall be changed to 8.26%.

6. VEHICLE PARKING: Effective as of November 15, 1997, Lessee shall be entitled to the use of a total of five (5) non-exclusive parking spaces in the Office Building Project as set forth in Paragraph 2.2.

7. IMPROVEMENTS: Prior to November 15, 1997, Landlord shall perform the following improvements at its cost, provided that if the cost of such improvements exceeds $2,500.00 Tenant shall be responsible for any amount in excess of $2,500.00;

     a) Remove the wall dividing Suites 206 and 208 as shown on Exhibit II hereto; and

     b)   Install new carpet in Suite 206 as shown on Exhibit B hereto.

     Except as set forth above, Tenant agrees to accept the Premises in its "as-is" condition.

This Amendment entered into as of the date written above.

LANDLORD                                TENANT

LAFAYETTE BUSINESS PARK, LLC            NET IMAGES, INC.

By: /s/ ROB MOORE                       By: /s/ DAVID Q. LE
    -------------------------------         ------------------------------------

Rob Moore                               David Q. Le
-----------------------------------     ----------------------------------------
Printed Name                            Printed Name

Title: Manager                          Title: President
       ----------------------------            ---------------------------------

Date: 9/26/97                           Date: 9/22/97
      -----------------------------           ----------------------------------

                             STANDARD OFFICE LEASE

                                   FLOOR PLAN



                                  [FLOOR PLAN]



                                                           1900 LAFAYETTE STREET
                                                                    SECOND FLOOR



                                   EXHIBIT A

                             STANDARD OFFICE LEASE

                                   FLOOR PLAN



                                  [FLOOR PLAN]



                                                           1900 LAFAYETTE STREET
                                                                    SECOND FLOOR



                                   EXHIBIT B

                          STANDARD OFFICE LEASE--GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                     [LOGO]

1.  BASIC LEASE PROVISIONS ("BASIC LEASE PROVISIONS")

   1.1 PARTIES: This Lease dated for reference purposes only February 24, 1997, is made by and between Lafayette Business Park, L.L.C., (herein called "Lessor") and Net Images, Inc., a California corporation, doing business under the name of Net Images, Inc., a California corporation, (herein called "Lessee").

   1.2 PREMISES: Suite Number(s) 208 floors, consisting of approximately 795 feet, more or less as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

   1.3 BUILDING: Commonly described as being located at 1900 Lafayette Street, in the City of Santa Clara, County of Santa Clara, State of California, as more particularly described in Exhibit A hereto and as defined in paragraph 2.

   1.4  USE: General Office, subject to paragraph 8.

   1.5 TERM: 36.5 months commencing March 15, 1997 ("Commencement Date") and ending March 31, 2000 as defined in paragraph 3.

   1.6 BASE RENT: $1,169.00 per month, payable on the 1st day of each month, per paragraph 4.1.

   1.7 BASE RENT INCREASE: On April 1, 1998 the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 50 below.

   1.8  RENT PAID UPON EXECUTION: $1,169.00 for March 15 -- April 14, 1997.

   1.9  SECURITY DEPOSIT: $1,240.00.

   1.10 LESSER'S SHARE OF OPERATING EXPENSE INCREASE: 5.37% as defined in paragraph 4.2.

2.  PREMISES, PARKING AND COMMON AREAS.

   2.1 PREMISES: The Premises are a portion of a building herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

   2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use 3 parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licenses.

        2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.2.2 The monthly parking rate per parking space will be $-0- per month at the commencement of the term of this Lease, and is subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

   2.3 COMMON AREAS--DEFINITION. The term "Common Area" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walks.

   2.4 COMMON AREAS--RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessee, their agents, employees and invitees of the Office Building Project.

   2.5 COMMON AREAS--CHANGES. Lessor shall have the right in Lessor's sole discretion, from time to time:

        (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

        (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

        (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

        (d)  To add additional buildings and improvements to the Common Areas;

        (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

        (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may in the exercise of sound business judgement deem to be appropriate.

3.  TERM.

    3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

    3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligation of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises with sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee ??? Lessee's


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
option by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.2.1 POSSESSION TENDERED - DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in
(1), (2) and (3) above of this paragraph 3.2.1.

     3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

     3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

     3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.   RENT.

     4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph
1.6 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 OPERATING EXPENSE INCREASE. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase." In accordance with the following provisions:

               (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

               (b)  "Base Year" is defined as 1998.

               (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such Increase.

               (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion for:

               (1) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                    (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                    (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

               (ii)    Trash disposal, janitorial and security services;

               (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

               (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 5 hereof;

               (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

               (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

               (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

               (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal Income tax regulation or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

               (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal Income tax guidelines of five (5) years or less, as amortized over such life.

          (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal Income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

          (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

          (g) Lessee's Share of Operating Expenses increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expenses Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

     4.3  RENT INCREASE.

          4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1967-100). "All items," for the city nearest the location of the Building, herein referred to as "C.P.I." since the date of this Lease.

          4.3.2 The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C,P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

          4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or


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
agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the County in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

     4.3.4. Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental instalments then due. Thereafter the rental shall be paid at the increased rate.

     4.3.5 At such time as the amount of any change in rental required by this Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base
Rent as the initial security deposit bears to the Initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.   USE

     6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

          (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease Term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

          (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES.

          (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessor acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph ???, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  LESSEE'S OBLIGATIONS.

          (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

          (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS.

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereto to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

          (D) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notice of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy

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


any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

        (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound ??, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(e). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e). Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

        (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other leases of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication system, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE -- LESSEE. Lessee shall at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability Insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY INSURANCE -- LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

     8.3 PROPERTY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

     8.4 PROPERTY INSURANCE -- LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which Insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 8.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee of their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents. Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, seam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. DAMAGE OR DESTRUCTION.

     9.1 DEFINITIONS.

         (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

         (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

         (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

         (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

         (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

         (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

         (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expenses.

                               PAGE 4 OF 10 PAGES

     9.2  PREMISES DAMAGE: PREMISES BUILDING PARTIAL DAMAGE.

          (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

          (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises Building
Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

          (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increases) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of the Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

          (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6. TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge herein before included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modification or changes hereto, or any transfers hereof.

     10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's worksheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

     11.2 SERVICE EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.



                               PAGE 5 OF 10 PAGES

        (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

        (e)(i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or at Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(c) is contrary to any applicable law, such provision shall be of no force or effect.

        (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

    13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

        (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor in such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premisses; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth of the time of award by the court having jurisdiction hereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 16 applicable to the unexpired term of this Lease.

        (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

        (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

    13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance than Lessor shall not be in default if Lessor commences performance within such 30 day period and thereafter diligently pursues the same to completion.

    13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense increases or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE.

    (a) The brokers involved in this transaction are ___________________________ as "listing broker" and ____________________________________________ as
"cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $______________, for brokerage services rendered by said broker(s) to Lessor in this transaction.

    (b) Lessor further agrees that (i) if Lessee exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or (ii) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (v) if the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increases, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

    (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

    (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other that the person(s), if any, whose names are set forth in paragraph 15(e), above) in connection with the negotiation of this Lease and/or consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16. ESTOPPEL CERTIFICATE

    (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date


                              FULL SERVICE--GROSS

                               PAGE 7 OF 10 PAGES
to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, of the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as a expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be affective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker noted in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of the said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in affect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given it delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the terms hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies of law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. SUBORDINATION.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security hereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, (this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

      (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee thereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.1  ATTORNEY'S FEES.

      31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

      31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

      31.3 Lessor shall be entitled to reasonable attorneys' fees, and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.   LESSOR'S ACCESS.

      32.1 Lessor and Lessor's agent shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessee, taking such safety measures, erecting such scaffolding or other necessary structure, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For
Lease" signs.

      32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

                              FULL SERVICE - GROSS

                               PAGE 6 of 10 PAGES

    32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premises of the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except For Paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. OPTIONS.

    39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises of the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee ????? as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

    39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 EFFECT OF DEFAULT ON OPTIONS.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

        (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

        (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option. If, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (3) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. SECURITY MEASURES--LESSOR'S RESERVATIONS.

    40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the projection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

    40.2 Lessor shall have the following rights:

         (a) To change the name, address or title of the Office Building in which the Premises are located upon not less than 90 days prior written notice;

         (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

         (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

         (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

    40.3. Lessee shall not:

         (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

         (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

    41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

    41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

                              FULL SERVICE--GROSS

                               PAGE 9 OF 10 PAGES

43. AUTHORITY. If Lessee is a corporation, [ILLEGIBLE LINE] entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said [ILLEGIBLE] trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, [ILLEGIBLE] or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

50. RENT: The monthly rental rate shall be as follows:

    March 15, 1997 - March 31, 1998 rent shall be $1,169.00 per month April 1, 1998 - March 31, 1999 rent shall be $1,200.00 per month April 1, 1999 - March 31, 2000 rent shall be $1,240.00 per month

51. ELECTRICAL, HVAC: Tenant acknowledges that under the terms of the Lease, Landlord is only to provide to the Premises HVAC five (5) days a week from 8 a.m. to 6 p.m., and electrical power necessary for typical office use. Tenant agrees to pay all reasonable costs of electricity and/or HVAC in excess of typical office use, including without limitation, the reasonable cost of: (i) additional electrical distribution, (ii) depreciation on equipment, (iii) additional utility charges, and (iv) if necessary, Tenant's share of bringing additional electrical power to the Office Building.

52. IMPROVEMENTS: Landlord shall complete the work set forth on Exhibit A in addition to painting, carpeting, and installing ceiling tiles in the suite.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

          IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

            LESSOR                                     LESSEE

Lafayette Business Park, L.L.C.     Nat Images, Inc.
-------------------------------     -------------------------------------------

By /s/ ROB MOORE                    By  /s/ DAVID Q. LE
   ----------------------------        ----------------------------------------

     Its   Manager                       Its   President
         ----------------------              ----------------------------------


By                                  By
   ----------------------------        ----------------------------------------

     Its                                 Its
         ----------------------              ----------------------------------


Executed at                         Executed at  11:00 am 1900 Lafayette Street
            -------------------                 -------------------------------

on                                  on  2/27/97
   ----------------------------        ----------------------------------------

Address                             Address   1900 Lafayette Street
        -----------------------             -----------------------------------



                              FULL SERVICE - GROSS

                              PAGE 10 OF 10 PAGES

                             STANDARD OFFICE LEASE

                                   FLOOR PLAN


                                  [FLOOR PLAN]


                                                                    SECOND FLOOR


                                   EXHIBIT A



                              FULL SERVICE - GROSS

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE
                                     [LOGO]

Dated: February 24, 1997

By and Between Lafayette Business Park, L.L.C., and Net Images, Inc.

                                 GENERAL RULES

   1. Lease shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

   2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation or property of the Office Building Project and its occupants.

   3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

   4. Lessee shall not keep animals or birds within the Office Building Project and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

   5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

   6. Lessee shall not alter any lock or install new or additional locks or bolts.

   7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

   8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

   9. Lessee shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

  10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

  11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

  12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of ____P.M and ____A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

  13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

  14. No window coverings, shades or awnings shall be installed or used by Lessee.

  15. No Lessee, employee or invitee shall go upon the roof of the Building.

  16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

  17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

  18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

  19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

  20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

  21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

  22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

  23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                 PARKING RULES

   1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles."

   2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

   3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

   4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

   5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces as long as the same complies with applicable laws, ordinances and regulations.

   6. Users of the parking area will obey all posted signs and park only into the areas designated for vehicle parking.

   7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property all of which risks are assumed by the party using the parking area.

   8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licenses may establish at rates generally applicable to visitor parking.

   9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure of Common Areas is prohibited.

  10. Lessee shall be responsible for seeing that all of its employes, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

  11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

  12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                              FULL SERVICE--GROSS
                                   EXHIBIT B

                               PAGE 1 OF 1 PAGES

                                   EXHIBIT F

                               OPTION TO EXTEND:

Provided that there has been no Event of Tenant's Default, Landlord hereby grants to Tenant two (2) options to extend the Lease Term for a period of five
(5) years each (each an "Option Period") upon all of the same terms and conditions as are contained in the Lease, except that Base Monthly Rent during an Option Period shall be the greater of (i) Base Monthly Rent payable in the last month of the Lease Term or initial Option Term or (ii) the then fair Market Rent for the Premises (as hereinafter defined). In order to exercise the option granted herein Tenant must give written notice of its election to exercise the option no later than one hundred eighty (180) days prior to the expiration of the Lease Term or initial Option Term.

The "then Fair Market Rent for the Premises" shall mean the fair market rental value of the Premises as of the commencement of the Option Period including, without limitation, rent increases over the extended term which are customary at the commencement of the Option Period. If the parties are unable to agree on the Base Monthly Rent for the Option Period prior to ninety (90) days before the expiration of the initial Lease Term, or initial Option Term, then Tenant may withdraw its exercise of the option on the following terms:

     i) Tenant must notify Landlord in writing of its election to withdraw its exercise of the option; and

     ii) If less than 180 days remain in the Lease Term or Initial Option Period, whichever is applicable, on the date Tenant withdraws its exercise of the option, the Lease Term or Initial Option Period shall be extended on all terms and conditions of the Lease then in effect, the number of days necessary to make the remaining term 180 days.